UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2024

Neurogene Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
535 W 24th Street, 5th Floor
New York, NY 10011
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (877) 237-5020

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NGNE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Agreement
Securities Purchase Agreement

On November 4, 2024, Neurogene Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional accredited investors named therein (each, a “Purchaser” and collectively, the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers in a private placement (the “Private Placement”) (i) an aggregate of 1,835,000 shares (the “Shares”) of the Company’s common stock, par value $0.000001 per share (the “Common Stock”), at a purchase price of $50.00 per share and (ii) in lieu of shares of Common Stock to certain Purchasers, pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 2,165,042 shares of Common Stock (the “Warrant Shares”) at a purchase price of $49.999 per Pre-Funded Warrant (representing the $50.00 per Share purchase price less the exercise price of $0.0001 per Pre-Funded Warrant Share). Each Pre-Funded Warrant has an exercise price of $0.0001 per Pre-Funded Warrant Share. The Pre-Funded Warrants are exercisable at any time after their original issuance and will expire when exercised in full.

Funds affiliated with a U.S.-based healthcare focused investor, RTW Investments, Casdin Capital, EcoR1 Capital, Redmile Group, Great Point Partners, LLC, Commodore Capital and Samsara BioCapital participated in the Private Placement.

The Pre-Funded Warrants to be issued in the Private Placement will provide that the holder of the Pre-Funded Warrants will not have the right to exercise any portion of its Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 4.99% (or, upon election by such holder, 9.99% or an amount up to 19.99%) of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that a holder may increase or decrease his, her or its Beneficial Ownership Limitation up to, and no higher than, 19.99%, by giving 61 days’ notice to the Company.

The Private Placement is expected to close on November 5, 2024 (the “Closing Date”). The Company is expected to receive aggregate gross proceeds from the Private Placement of approximately $200.0 million, before deducting estimated offering expenses payable by the Company. TD Securities (USA) LLC, Leerink Partners LLC, Stifel, Nicolaus & Company, Incorporated, and William Blair & Company, L.L.C. are acting as placement agents for the Private Placement.

The foregoing descriptions of the Securities Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated by reference herein.

Registration Rights Agreement

In connection with the closing of the Private Placement, on the Closing Date, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company will agree to register for resale the Shares and the Warrant Shares held by the Purchasers (the “Registrable Securities”). Under the Registration Rights Agreement, the Company will agree to file a registration statement covering the resale of the Registrable Securities by no later than the 30th calendar day following the Closing Date (the “Filing Deadline”). In addition, the Company will agree to use its best efforts to cause such registration statement to become effective as soon as practicable, but in any event no later than the earlier of (a)the 105th calendar day following the Closing Date or, (b) the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Securities and Exchange Commission that the registration statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Date”). The Company will agree to use its best efforts to keep such registration statement continuously effective until the date that all Registrable Securities covered by such registration statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The Company will agree to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

The Registration Rights Agreement provides for customary indemnification rights in connection with the registration statement by the Company and the Purchasers.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities
The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchasers in the Securities Purchase Agreement, the offering and sale of the securities will be made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and/or Regulation D thereunder, and corresponding provisions of state securities or “blue sky” laws. The securities will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. The Purchasers represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for their own accounts and not with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities law.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01	Regulation FD Disclosure
On November 4, 2024, the Company made available a press release announcing the Private Placement. A copy of the press release is furnished as an exhibit to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current expectations and beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management, including, but not limited to, statements regarding: the expected timing of closing of the Private Placement financing, the completion of the Private Placement financing, the proceeds to the Company and any exercise of the Pre-Funded Warrants. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “on track,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are based on current beliefs and assumptions that are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence, which could cause actual results to differ materially from anticipated results and many of which are outside of the Company’s control. Such risks, uncertainties and assumptions include, among other things: market conditions and the satisfaction of the customary closing conditions and other risks and uncertainties identified under the heading "Risk Factors"

included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”) on March 18, 2024, or our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and other filings that the Company has made and may make with the SEC in the future. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the contemplated results of any such forward-looking statements will be achieved. Forward-looking statements in this Current Report on Form 8-K speak only as of the day they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

4.1	Form of Pre-Funded Warrant
10.1*†	Securities Purchase Agreement, dated November 4, 2024, by and among the Company and each purchaser listed on the signature page thereto
10.2*	Form of Registration Rights Agreement
99.1	Press Release dated November 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*    Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

†    Portions of this exhibit (indicated by “[***]”) have been omitted in accordance with the rules of the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROGENE INC.

Date: November 4, 2024	By:	/s/ Christine Mikail
Name: Christine Mikail
Title: President, Chief Financial Officer